                                    EXHIBIT 1

                                    AGREEMENT

        The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: March 13, 2001                     ENERGY CAPITAL INVESTMENT COMPANY PLC

                                             By:  /s/   Gary R. Petersen
                                                  ------------------------
                                                  Gary R. Petersen
                                                  Director



Date: March 13, 2001                     ENCAP EQUITY 1994 LIMITED PARTNERSHIP
                                             By:  EnCap Investments L.L.C.,
                                                  General Partner

                                             By:  /s/   D. Martin Phillips
                                                  --------------------------
                                                  D. Martin Phillips
                                                  Managing Director



Date: March 13, 2001                     ENCAP INVESTMENTS L.L.C.

                                             By:  /s/   D. Martin Phillips
                                                  --------------------------
                                                  D. Martin Phillips
                                                  Managing Director



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SCHEDULE I
                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS,
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of (i) the managing directors of EnCap Investments, (ii) the executive officers and directors of Energy PLC,
(iii) the directors and executive officers of El Paso Merchant Energy Holding Company, and (iv) the directors and executive officers of El Paso Corporation, are set forth below:

                                                              Name, Principal Business Address of
                                                                Organization in which Principal
      Name and              Capacity in Which     Principal                Occupation
  Business Address               Serves           Occupation              is Conducted
  ----------------               ------           ----------  ------------------------------------
(i) EnCap Investments L.L.C.

David B. Miller                 Managing           Managing           EnCap Investments L.L.C.
1100 Louisiana                  Director           Director          1100 Louisiana, Suite 3150
Suite 3150                        EnCap              EnCap               Houston, TX 77002
Houston, TX 77002              Investments        Investments
                                 L.L.C.             L.L.C.

Gary R. Petersen                Managing           Managing           EnCap Investments L.L.C.
1100 Louisiana                  Director           Director          1100 Louisiana, Suite 3150
Suite 3150                        EnCap              EnCap               Houston, TX 77002
Houston, TX 77002              Investments        Investments
                                 L.L.C.             L.L.C.

D. Martin Phillips              Managing           Managing           EnCap Investments L.L.C.
1100 Louisiana                  Director           Director          1100 Louisiana, Suite 3150
Suite 3150                        EnCap              EnCap               Houston, TX 77002
Houston, TX 77002              Investments        Investments
                                 L.L.C.             L.L.C.

Robert L. Zorich                Managing           Managing           EnCap Investments L.L.C.
3811 Turtle Creek Blvd.         Director           Director           3811 Turtle Creek Blvd.,
Suite 1080                        EnCap              EnCap                   Suite 1080
Dallas, TX 75219               Investments        Investments           Dallas, Texas 75219
                                 L.L.C.             L.L.C.

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

                                                               Name, Principal Business Address of
                                                                 Organization in which Principal
      Name and              Capacity in Which     Principal                 Occupation
  Business Address               Serves           Occupation               is Conducted
  ----------------               ------           ----------   ------------------------------------
(ii) Energy Capital Investment Company PLC

Peter C. Tudball C.B.E.         Director         Non-executive       Energy Capital Investment
Casu Investments Ltd.        Energy Capital       Director of               Company PLC
London House                   Investment      various companies         c/o Aberdeen Asset
53-54 Haymarket                Company PLC                               Management, 1 Bow
London SW1Y 4RP                                                    Churchyard, Cheapside, London
                                                                         EC4M 9HH, England

Leo G. Deschuyteneer           Director of         Executive                 Sofina SA
38 Rue de Naples             Energy Capital   Director of Sofina          38 Rue de Naples
B-1050                         Investment             SA                       B-1050
Brussels, Belgium              Company PLC                                    Brussels

Alan B. Henderson              Director of        Chairman of           Ranger Oil (UK) Ltd.
Ranger House                 Energy Capital     Ranger Oil (UK)             Ranger House
Walnut Tree Close              Investment            Ltd.                Walnut Tree Close
Guildford, Surrey              Company PLC                               Guildford, Surrey
GU1 4HS                                                                       GU1 4HS

James F. Ladner                Director of         Executive            RP & C International
Gartenstrasse 10             Energy Capital    Director of RP &           Gartenstrasse 10
CH-8002                        Investment       C International               CH-8002
Zurich, Switzerland            Company PLC                              Zurich, Switzerland

Gary R. Petersen                Director       Managing Director      EnCap Investments L.L.C.
1100 Louisiana               Energy Capital    EnCap Investments           1100 Louisiana
Suite 3150                     Investment           L.L.C.                   Suite 3150
Houston, TX 77002              Company PLC                              Houston, Texas 77002

William W. Vanderfelt           Director       Managing Partner            Petercam S.A.
19 Place Sainte-Gudule       Energy Capital    of Petercam S.A.        19 Place Sainte-Gudule
B-1000                      Investment Company                                 B-1000
Brussels, Belgium                  PLC                                   Brussels, Belgium


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

                                                                         Name, Principal Business Address of
                                                                          Organization in which Principal
      Name and              Capacity in Which           Principal                   Occupation
  Business Address               Serves                 Occupation                 is Conducted
  ----------------               ------                 ----------       ------------------------------------
(ii)El Paso Merchant Energy Holding Company

Ralph Eads                President, Merchant   President, Merchant Energy      El Paso Merchant Energy
1001 Louisiana Street      Energy Group and                Group                  Holding Corporation
Houston, Texas 77002           Director                                          1001 Louisiana Street
                                                                                 Houston, Texas 77002

Clark C. Smith            President, Merchant   President, Merchant Energy      El Paso Merchant Energy
1001 Louisiana Street        Energy North              North America              Holding Corporation
Houston, Texas 77002          America and                                        1001 Louisiana Street
                               Director                                          Houston, Texas 77002

Jack B. Holmes              Chief Operating      Chief Operating Officer,       El Paso Merchant Energy
1001 Louisiana Street      Officer, Merchant       Merchant Energy Group          Holding Corporation
Houston, Texas 77002         Energy Group                                        1001 Louisiana Street
                                                                                 Houston, Texas 77002

Kathleen M. Eisbrenner      Vice President,       Vice President, Senior        El Paso Merchant Energy
1001 Louisiana Street       Senior Managing         Managing Director,            Holding Corporation
Houston, Texas 77002         Director and          Merchant Energy Group         1001 Louisiana Street
                               Director                                          Houston, Texas 77002

Timothy D. Bourn          Vice President and     Vice President and Senior      El Paso Merchant Energy
1001 Louisiana Street       Senior Managing         Managing Director,            Holding Corporation
Houston, Texas 77002           Director            Merchant Energy Group         1001 Louisiana Street
                                                                                 Houston, Texas 77002

Larry M. Kellerman        Vice President and     Vice President and Senior      El Paso Merchant Energy
1001 Louisiana Street       Senior Managing         Managing Director,            Holding Corporation
Houston, Texas 77002           Director            Merchant Energy Group         1001 Louisiana Street
                                                                                 Houston, Texas 77002

John L. Harrison              Senior Vice        Senior Vice President and      El Paso Merchant Energy
1001 Louisiana Street     President and Chief    Chief Financial Officer,         Holding Corporation
Houston, Texas 77002       Financial Officer       Merchant Energy Group         1001 Louisiana Street
                                                                                 Houston, Texas 77002

W.C. Mack                     Senior Vice         Senior Vice President,        El Paso Merchant Energy
1001 Louisiana Street          President           Merchant Energy Group          Holding Corporation
Houston, Texas 77002                                                             1001 Louisiana Street
                                                                                 Houston, Texas 77002


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

                                                                   Name, Principal Business Address of
                                                                   Organization in which Principal
      Name and              Capacity in Which     Principal                   Occupation
  Business Address               Serves           Occupation                  is Conducted
  ----------------               ------           ----------       ------------------------------------
(iii) El Paso Corporation

William A. Wise             President, Chief  Director, President,           El Paso Corporation
1001 Louisiana Street           Executive      and Chief Executive          1001 Louisiana Street
Houston, Texas 77002          Officer, and     Officer of El Paso            Houston, Texas 77002
                                Director           Corporation

H. Brent Austin              Executive Vice      Executive Vice              El Paso Corporation
1001 Louisiana Street         President and    President and Chief          1001 Louisiana Street
Houston, Texas 77002         Chief Financial  Financial Officer of           Houston, Texas 77002
                                Officer        El Paso Corporation

Ralph Eads                    President, El    President, El Paso            El Paso Corporation
1001 Louisiana Street         Paso Merchant      Merchant Energy            1001 Louisiana Street
Houston, Texas 77002          Energy Group            Group                  Houston, Texas 77002
Joel Richards III            Executive Vice      Executive Vice              El Paso Corporation
1001 Louisiana Street           President       President, Human            1001 Louisiana Street
Houston, Texas 77002                              Resources and              Houston, Texas 77002
                                              Administration of El
                                                Paso Corporation

William A. Smith             Executive Vice      Executive Vice              El Paso Corporation
1001 Louisiana Street           President      President, Business          1001 Louisiana Street
Houston, Texas 77002                            Development of El            Houston, Texas 77002
                                                Paso Corporation

John W. Somerhalder II         President,      President, Pipeline           El Paso Corporation
1001 Louisiana Street        Pipeline Group     Group of El Paso            1001 Louisiana Street
Houston, Texas 77002                               Corporation               Houston, Texas 77002

Britton White Jr.            Executive Vice      Executive Vice              El Paso Corporation
1001 Louisiana Street         President and       President and             1001 Louisiana Street
Houston, Texas 77002         General Counsel   General Counsel of            Houston, Texas 77002
                                               El Paso Corporation

Jeffrey I. Beason              Senior Vice         Senior Vice               El Paso Corporation
1001 Louisiana Street         President and       President and             1001 Louisiana Street
Houston, Texas 77002           Controller       Controller of El             Houston, Texas 77002
                                                Paso Corporation

C. Dana Rice                   Senior Vice         Senior Vice               El Paso Corporation
1001 Louisiana Street         President and       President and             1001 Louisiana Street
Houston, Texas 77002            Treasurer     Treasurer of El Paso           Houston, Texas 77002
                                                   Corporation

Patricia A. Shelton            President,          President of          El Paso Natural Gas Company
1001 Louisiana Street            Western        Western Pipeline            1001 Louisiana Street
Houston, Texas 77002            Pipeline            Division                 Houston, Texas 77002
                                Division


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

                                                                   Name, Principal Business Address of
                                                                   Organization in which Principal
      Name and              Capacity in Which     Principal                   Occupation
  Business Address               Serves           Occupation                  is Conducted
  ----------------               ------           ----------       ------------------------------------
E. J. Holm                   Chief Executive     Chief Executive         El Paso Natural Gas Company
1001 Louisiana Street       Officer, Eastern    Officer, Eastern            1001 Louisiana Street
Houston, Texas 77002            Pipeline        Pipeline Division            Houston, Texas 77002
                                Division

John D. Hushon               Chief Executive     Chief Executive     El Paso Energy International Company
1001 Louisiana Street       Officer, El Paso    Officer, El Paso            1001 Louisiana Street
Houston, Texas 77002             Europe              Europe                  Houston, Texas 77002

Greg G. Jenkins              President of El  President of El Paso     El Paso Global Networks Company
1001 Louisiana Street          Paso Global       Global Networks            1001 Louisiana Street
Houston, Texas 77002            Networks             Company                 Houston, Texas 77002
                                 Company

Robert G. Phillips           President of El  President of El Paso      El Paso Field Services Company
1001 Louisiana Street          Paso Field        Field Services             1001 Louisiana Street
Houston, Texas 77002            Services             Company                 Houston, Texas 77002
                                 Company

James C. Yardley               President,      President, Southern       Southern Natural Gas Company
1001 Louisiana Street           Southern           Natural Gas              1001 Louisiana Street
Houston, Texas 77002           Natural Gas           Company                 Houston, Texas 77002
                                 Company

John B. Holmes, Jr.          Chief Operating     Chief Operating       El Paso Merchant Energy Holding
1001 Louisiana Street           Officer,       Officer of Merchant                 Company
Houston, Texas 77002            Merchant          Energy Group              1001 Louisiana Street
                              Energy Group                                   Houston, Texas 77002

Stephen C. Beasley             President,     President, Tennessee      Tennessee Gas Pipeline Company
1001 Louisiana Street         Tennessee Gas       Gas Pipeline              1001 Louisiana Street
Houston, Texas 77002            Pipeline             Company                 Houston, Texas 77002
                                 Company

James J. Cleary              President, ANR     President of ANR             ANR Pipeline Company
1001 Louisiana Street           Pipeline        Pipeline Company            1001 Louisiana Street
Houston, Texas 77002             Company                                     Houston, Texas 77002

Byron Kelly                   President, El    President, El Paso    El Paso Energy International Company
1001 Louisiana Street          Paso Energy    Energy International          1001 Louisiana Street
Houston, Texas 77002          International          Company                 Houston, Texas 77002

Tom Wade                       President,      President, Merchant          1001 Louisiana Street
1001 Louisiana Street           Merchant        Energy Petroleum             Houston, Texas 77002
Houston, Texas 77002             Energy              Markets
                                Petroleum
                                 Markets

Rod Erskine                   President, El   President of El Paso        El Paso Production Company
1001 Louisiana Street        Paso Production       Production               1001 Louisiana Street
Houston, Texas 77002                                 Company                 Houston, Texas 77002

Byron Allumbaugh                Director        Retired Chairman,          610 Newport Center Drive
610 Newport Center                               Ralphs Grocery                   Suite 210
Drive, Suite 210                                     Company               Newport Beach, CA 92660
Newport Beach, CA 92660

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

                                                                   Name, Principal Business Address of
                                                                   Organization in which Principal
      Name and              Capacity in Which     Principal                   Occupation
  Business Address               Serves           Occupation                  is Conducted
  ----------------               ------           ----------       ------------------------------------
David A. Arledge              Non-Executive    Non-Executive Vice            El Paso Corporation
1001 Louisiana Street         Vice Chairman      Chairman of the            1001 Louisiana Street
Houston, Texas 77002          of the Board      Board of El Paso             Houston, Texas 77002
                                                   Corporation

John M. Bissell                 Director         Chairman of the                 Bissell Inc.
2345 Walker Ave., N.W.                        Board of Bissell Inc.         2345 Walker Ave., N.W.
Grand Rapids, MI 49501                                                      Grand Rapids, MI 49501

Juan Carlos Braniff             Director         Vice Chairman,          Universidad 1200, Col. XOCO
Universidad 1200, Col.                          Grupo Financiero            Mexico, D.F.C.P. 03339
XOCO                                                Bancomer
Mexico, D.F.C.P. 03339

James F. Gibbons                Director          Professor at               Stanford University
Stanford University                            Stanford University   Paul G. Allen Center for Integrated
Paul G. Allen Center for                            School of                      Systems
Integrated Systems                                 Engineering            Room 201 (Mail Stop 4075)
Room 201 (Mail Stop 4075)                                                      Stanford, CA 94305
Stanford, CA 94305

Anthony W. Hall, Jr.            Director       City Attorney, City        Attorney, City of Houston
P.O. Box 1562                                      of Houston                   P.O. Box 1562
Houston, Texas 77025                                                         Houston, Texas 77251

Ronald L. Kuehn, Jr.            Director       Business Consultant           El Paso Corporation
1001 Louisiana Street                                                       1001 Louisiana Street
Houston, Texas 77002                                                         Houston, Texas 77002

J. Carleton MacNeil Jr.         Director           Securities        7020 Port Washington Road, Suite 200
7020 Port Washington                               Consultant                Milwaukee, WI 53217
Road, Suite 200
Milwaukee, WI 53217

Thomas R. McDade                Director         Senior Partner,        McDade, Fogler, Marnes, L.L.P.
Two Houston Center                               McDade, Fogler,              Two Houston Center
909 Fannin, Suite 1200                           Marnes, L.L.P.             909 Fannin, Suite 1200
Houston, Texas 77010                                                         Houston, Texas 77010

Malcolm Wallop                  Director        Chairman, Western           Western Strategy Group
Western Strategy Group                           Strategy Group               1100 Wilson Blvd.,
1100 Wilson Blvd.,                                                                Suite 1400
Suite 1400                                                                   Arlington, VA 22209
Arlington, VA 22209

Joe B. Wyatt                    Director           Chancellor               Vanderbilt University
Vanderbilt University                         Emeritus, Vanderbilt            211 Kirkland Mall
211 Kirkland Mall                                  University                Nashville, TN 37240
Nashville, TN 37240

(d) None of EnCap LP, Energy PLC, EnCap Investments, El Paso Merchant Energy, El Paso Corporation, or any of the individuals identified in this Schedule I has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).


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(e) None of EnCap LP, Energy PLC, EnCap Investments, El Paso Merchant Energy, El
Paso Corporation, or any of the individuals identified in this Schedule I has, to the knowledge of the reporting persons after reasonable inquiry, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) Each of the individuals identified in this Schedule I is a citizen of the United States of America, with the exception of (i) Peter C. Tudball, C.B.E., Alan B. Henderson, and William W. Vanderfelt who are all citizens of the United Kingdom, (ii) Leo G. Deschuyteneer who is a citizen of Belgium, (iii) James F. Ladner who is a citizen of Switzerland, (iv) Energy PLC which was formed under the laws of the United Kingdom, and (v) Juan Carlos Braniff who is a citizen of Mexico.


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